UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Financial Services Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Financial stocks built upon their 2012 outperformance with strong gains in the first half of 2013, generating returns that outpaced the S&P 500. Continued improvement in the overall U.S. economy and an improving interest rate backdrop, especially for banks and insurance companies that need higher long-term rates to lift their profits, fueled the sector’s gains. Thanks to this improving environment, your fund returned 19.21% in the first half of 2013 and outperformed all three of its benchmarks, as shown below in the Performance Comparison table.

PERFORMANCE COMPARISON

The largest positive contributor over the first six months of 2013 was JPMorgan Chase, which has been a top position in your fund for several years. Two financial exchanges, CBOE Holdings and CME Group, were also top contributors, as both benefited from increased derivatives trading activity thanks to increased volatility in stock prices and interest rates. The improvement in interest rates was a key driver of three other top contributors: MetLife, TD Ameritrade Holding, and Prudential Financial all added significantly to your fund’s performance in the first half. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Florida land developer St. Joe was the largest detractor in the first half of 2013 just as it was in the first six months of 2012, but like last year, we expect St. Joe to have a strong second half as the company’s large land position has become increasingly valuable with the continued housing recovery. Three foreign banks, Italy’s Unicredit, Brazil’s Banco Santander Brasil, and the UK’s Standard Chartered, were the next-largest performance detractors due in part to the strong U.S. dollar versus foreign currencies, but also because of issues in each bank’s core markets. We will discuss the fund’s foreign bank positioning in more detail later in the letter.

INVESTMENT OBJECTIVE AND STRATEGY

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average.

We usually hold approximately 60 to 80 securities. We are comfortable owning large positions (representing 4% of assets or more) in high-conviction ideas where we believe we have identified companies whose potential rewards significantly outweigh the risks. We typically hold a majority of the fund’s stocks in what we define as “core positions” ranging between 1.25% and 1.75% of assets. These core positions represent the stocks that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund will own a number of smaller positions (ranging from 0.50% to 1.00% of assets) in stocks that we believe represent higher-risk but higher-return opportunities.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts who collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also work closely with our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms. The basis of the T. Rowe Price investment approach is fundamental analysis of a security’s issuer rather than top-down global macroeconomic analysis. However, assessing the macro environment is a critical element of investing in many financial industries, particularly bank stocks, which are essentially highly levered plays on the economy of the bank’s geographic base. The strength of the economy dictates loan demand (think of this as volume of goods sold) as well as credit losses (a key aspect of the cost of goods sold). Our philosophy is to utilize our strength in bottom-up analysis to dictate our macro view. Through our global team’s continual discussion and assessment of stocks and their prospects, we occasionally experience situations in which most of our team’s analysts find attractively priced investment ideas to be scarce or plentiful. That is the best signal to us that we have reached some sort of market peak or trough and informs our overall view of the macro environment.

We do not manage the fund with either a traditionally defined “value” or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Most financial services companies must employ a high degree of financial leverage to earn adequate returns on equity. Both the asset and the liability sides of commercial bank, trust bank, investment bank, and insurance company balance sheets are often very large and aggregated, making it difficult for outsiders to assess their strengths. This inherent opacity is what drives our self-described quality bias, as we are willing to pay higher multiples for companies with proven management teams in most cases. We certainly are not risk averse or risk intolerant; rather, we believe that over multiple market cycles, we will compound wealth for fund shareholders most effectively by investing in the world’s truly great financial companies, as opposed to always seeking out stocks with the lowest absolute valuation multiples.

Part of this approach favors the use of convertible securities, debt securities, cash reserves, and select nonfinancial companies to manage the portfolio’s risk/reward profile. While we use these instruments selectively, we occasionally find that they represent true opportunities to add value to the portfolio.

PORTFOLIO REVIEW

Your fund continues to be well diversified across approximately 80 issuers of securities. The fund remains positioned for a recovery in the U.S. economy broadly and capital markets activity specifically (such as increased mergers and acquisitions and corporate issuance of equity and debt securities to raise capital). Over the first half of 2013, however, we decreased the fund’s exposure to regional banks after strong moves in the share prices of many of our holdings and increased its exposure to foreign banks and U.S. money center banks, as these two groups generally lagged regional banks.

Our largest purchase in the first half of 2013 was Citigroup, a leading money center bank with significant operations in emerging markets such as Mexico, South Korea, and Poland. Our purchase was based on the significant change in senior management in late 2012, as new CEO Michael Corbat took control of this far-flung company and began to streamline its disparate foreign retail operations. We believe Mr. Corbat’s focus on return on equity rather than growth, combined with improvements in the U.S. housing market, will lead to significantly better profitability. The kicker for our thesis on Citigroup is the eventual realization of the company’s over $40 billion in deferred tax assets, which would drive capital levels higher and increase the company’s ability to pay dividends and repurchase stock.

The second-largest purchase was insurance brokerage firm Marsh & McLennan. While we remain positive on the property and casualty (P&C) industry, the industry’s ability to benefit from an improved pricing cycle is increasingly well understood by the market. In response, we shifted some of our P&C holdings into this company, whose business model is less reliant on cyclical pricing improvements. In addition, we see margin improvement and strong capital return potential from Marsh & McLennan.

You may recall in last year’s annual letter that we were beginning to slowly increase our exposure to several of the world’s largest non-U.S.-based financial services companies with the addition of Switzerland’s Credit Suisse Group, Standard Chartered, and Sberbank of Russia. During the first half of 2013, we continued to take advantage of the controversy surrounding European financials and added Italian bank Unicredit along with Banco Bilbao Vizcaya Argentaria (BBVA), a Spanish bank with significant operations in Latin America and elsewhere. We believe there is a significant chance that the European authorities over the next year will succeed in implementing a highly controversial plan to make the European Central Bank the ultimate supervisor of all eurozone banks. We also believe that a pending “asset quality review” will enable the market to better differentiate between banks beyond just their country of domicile. In that environment, we believe it will pay to own strong banks like BBVA that are based in troubled countries.

The largest sale during the past six months was CME Group, a stock that enjoyed exceptionally strong performance toward the end of the second quarter, just before we eliminated it from the portfolio. This stock was a top contributor during the first half of 2013, but we believed that its current valuation was reflecting a significantly high level of sustained interest rate volatility and subsequent volume in its core products—namely futures, options, and swaps—that were likely to diminish during the second half of 2013. This is a company that we continue to like and would revisit at a more appealing valuation level.

Our second-largest sale in the last six months was the elimination of Atlanta-based regional bank SunTrust. This stock was also a solid contributor during the first half of 2013, but it reached our valuation targets on the strength of the improving housing market and amid rising earnings expectations stemming from higher long-term interest rates.

OUTLOOK

After another strong period of performance in the first half of 2013, which built upon 2012’s substantial gains, finding bargains in the financials sector has become increasingly difficult. As evidence of this, the average stock in your portfolio was up 19% in the first half of the year, but forward earnings per share (EPS) estimates for financial companies have risen just 2% over the same period, while the forward price-to-earnings (P/E) multiple is up 17%. The forward P/E multiple is one metric used to measure how cheap or expensive a stock is, so financial stocks have become more expensive on an absolute basis as the P/E multiple has risen. Interestingly, a similar phenomenon has occurred in the broader market, as the S&P 500 is up 13% this year, driven by a 3% increase in forward EPS estimates and a 10% expansion in the market’s P/E multiple. Therefore, the historic P/E multiple discount at which financial stocks historically trade has decreased, making financial stocks less cheap versus the broader market.

On an absolute basis, it is more difficult to find exceptional ideas than in the past, but, as we discussed in our last letter, we believe in several themes that continue to shape the composition of the portfolio. In our 2012 annual report, as you may recall, we highlighted that our most significant portfolio change was a modest increase in stocks with above-average interest rate sensitivity—in other words, stocks we believed would do particularly well should interest rates begin to rise. We expected the debate about when the Federal Reserve would begin to reverse course on its excessive stimulus policies would intensify in 2013, and we expected interest rate-sensitive stocks to appreciate in anticipation of Fed action. We are now in the throes of that debate and expect it to continue for the rest of the year. Your fund continues to own significant positions in stocks such as State Street, TD Ameritrade, MetLife, and Prudential, all of which should benefit from rising interest rates.

Regulatory headwinds are steadily diminishing as the new rules for the financials sector slowly get defined. That alone is a positive development because it removes ambiguity, and uncertainty is always a negative for the equity market. However, one change that is incrementally negative for the sector is that the regulatory sentiment against the country’s largest institutions appears to be getting worse, not better. The so-called “too big to fail” institutions have seen some rather controversial, if not irresponsible, legislative proposals in 2013, including one that calls for a 15% minimum leverage ratio. If enacted, such a proposal would be extremely negative for the U.S. economy and could lead to tens of thousands of job losses due to the subsequent shrinking of credit availability and the uneven playing field for U.S. banks compared with many foreign banks. Further, the regulatory agencies recently adopted a “supplemental leverage ratio” proposal, which, if implemented as proposed, has the potential to become the new limiting factor on capital return for the eight largest financial companies in the U.S. We are not convinced that this will lead to negative earnings revisions due to smaller share buybacks and dividends, but we will be watching the formulation of this rule closely, and it could prompt us to make meaningful changes to your fund’s holdings.

Despite this mixed backdrop, we believe financial stocks could still outperform the broader market in the second half of 2013. Due to less attractive valuations versus the market thanks to 18 months of solid outperformance, the magnitude of outperformance in the next six months, if it occurs, is likely to be smaller. But, thanks to a steadily improving U.S. economy, continued gains in the housing market (despite the recent increase in long-term interest rates), and an improving interest rate environment, at least some parts of the sector should be able to surpass the broader market.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

July 18, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
JPMorgan Chase	4.9%
U.S. Bancorp	4.6
Citigroup	3.4
MasterCard	2.3
Invesco	2.3
PNC Financial Services	2.3
MetLife	2.1
Morgan Stanley	2.1
Prudential Financial	2.1
XL Group	2.0
Visa	1.9
Bank of America	1.9
Axis Capital Holdings	1.8
St. Joe	1.8
Capital One Financial	1.8
Wells Fargo	1.8
TD Ameritrade Holding	1.7
Vantiv	1.7
State Street	1.6
CBOE Holdings	1.5
E*TRADE Financial	1.5
Lazard	1.5
Allstate	1.5
Goldman Sachs	1.5
Marsh & McLennan	1.4
Total	53.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 14.94	$ 11.87	$ 14.17	$ 12.67	$ 9.96	$ 17.10
Investment activities						
Net investment income[1]	0.09	0.21	0.12	0.11	0.11	0.30
Net realized and unrealized gain / loss	2.78	3.05	(2.29)	1.52	2.72	(7.18)
Total from investment activities	2.87	3.26	(2.17)	1.63	2.83	(6.88)
Distributions						
Net investment income	–	(0.19)	(0.13)	(0.13)	(0.11)	(0.26)
Net realized gain	–	–	–	–	(0.01)	–
Total distributions	–	(0.19)	(0.13)	(0.13)	(0.12)	(0.26)
NET ASSET VALUE						
End of period	**$ 17.81**	**$ 14.94**	**$ 11.87**	**$ 14.17**	**$ 12.67**	**$ 9.96**

Ratios/Supplemental Data

Total return[2]	**19.21%**	**27.48%**	**(15.28)%**	**12.90%**	**28.44%**	**(40.06)%**
Ratio of total expenses to average net assets	0.89%[3]	0.94%	0.98%	0.96%	1.02%	1.00%
Ratio of net investment income to average net assets	1.06%[3]	1.50%	0.89%	0.82%	1.01%	2.23%
Portfolio turnover rate	18.3%	43.0%	40.0%	55.7%	83.5%	122.6%
Net assets, end of period (in thousands)	$ 523,441	$ 386,140	$ 267,061	$ 354,009	$ 330,893	$ 271,020

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.5%		
BANKS 32.7%		
Money Center Banks 11.9%		
Bank of America	754,564	9,704
Citigroup	372,800	17,883
JPMorgan Chase	483,500	25,524
Wells Fargo	224,300	9,257
		62,368
Non-U.S. Banks 5.7%		
Banco Bilbao Vizcaya Argentaria (EUR)	690,229	5,790
Banco Santander Brasil, ADR (1)	493,000	3,066
Banco Santander Chile, ADR (1)	182,460	4,461
Sberbank of Russia, ADR (3)	258,703	2,947
Sberbank of Russia, GDR (2)(3)	103,886	1,183
Standard Chartered (GBP)	290,985	6,316
Unicredit (EUR)	1,319,522	6,180
		29,943
Regional Banks 15.1%		
Bancorp South	116,300	2,058
BBCN Bancorp	194,000	2,759
Capital Bank Financial, Class A (3)	342,300	6,500
East West Bancorp	159,500	4,386
First Horizon National	344,800	3,862
M&T Bank (1)	30,600	3,420
National Bank Holdings, Class A	275,300	5,423
PNC Financial Services Group	162,900	11,879
Regions Financial	242,500	2,311
TCF Financial	269,000	3,814
Texas Capital Bancshares (3)	25,000	1,109
U.S. Bancorp	672,800	24,322
Western Alliance Bancorp (3)	257,900	4,083

Zions Bancorporation	104,400	3,015
		78,941
Total Banks		171,252

CAPITAL MARKETS 19.1%

Asset Managers 5.6%		
Carlyle, Partnership	181,600	4,667
Franklin Resources	34,300	4,665
Invesco	383,700	12,202
Och-Ziff Capital Management, Partnership	311,700	3,254
Waddell & Reed Financial, Class A	99,700	4,337
		29,125
Exchanges 2.6%		
CBOE Holdings	165,200	7,705
IntercontinentalExchange (3)	33,800	6,008
		13,713
Security Brokers & Dealers 9.1%		
Credit Suisse (CHF)	177,885	4,718
E*TRADE Financial (3)	604,800	7,657
Goldman Sachs	50,200	7,593
Lazard, Partnership	237,300	7,629
Morgan Stanley	452,400	11,052
TD Ameritrade Holding	375,600	9,123
		47,772
Trust Banks 1.8%		
Northern Trust	17,100	990
State Street	130,300	8,497
		9,487
Total Capital Markets		100,097

FINANCE 11.4%		
Consumer Finance 3.9%		
American Express	71,500	5,345
Capital One Financial	152,500	9,579
SLM Corporation	250,000	5,715
		20,639
Diversified Financials 6.0%		
MasterCard, Class A	21,300	12,237
Vantiv, Class A (3)	319,500	8,818
Visa, Class A	55,700	10,179
		31,234
Thrift & Mortgage Finance 1.5%		
Capitol Federal Financial	404,900	4,916
PennyMac Financial Services (3)	134,000	2,850
		7,766
Total Finance		59,639
INSURANCE 22.6%		
Insurance Agents - Brokers & Services 2.2%		
Brown & Brown	107,200	3,457
Fortegra Financial (3)	87,500	601
Marsh & McLennan	187,100	7,469
		11,527
Life Insurance 6.9%		
AIA Group (HKD)	1,217,400	5,156
Ameriprise Financial	49,700	4,020
MetLife	242,756	11,109
National Financial Partners (3)	187,100	4,735
Prudential Financial	147,300	10,757
		35,777

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $8,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $13,298,000; the value of cash collateral and related investments was $13,692,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $142,635,000 and $81,023,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $143,396,000 of available capital loss carryforwards, which expire as follows: $82,993,000 in fiscal 2016, and $60,403,000 in fiscal 2017.

At June 30, 2013, the cost of investments for federal income tax purposes was $421,497,000. Net unrealized gain aggregated $118,617,000 at period-end, of which $132,976,000 related to appreciated investments and $14,359,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $47,000 for Price Associates; $190,000 for T. Rowe Price Services, Inc.; and $33,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $27,000 for shareholder servicing costs related to the college savings plans, of which $17,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013